UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 16, 2010
(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut	06506

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (203) 499-2000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On September 16, 2010, UIL Holdings Corporation (the “Registrant”) issued a press release announcing that the public offering of 17,700,000 shares of its common stock was priced at $25.75 per share. A copy of the press release is attached hereto as Exhibit 99.1.
The Registrant is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.
Item 8.01 Other Events
On September 16, 2010, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the public offering and sale by the Registrant of 17,700,000 shares of the Registrant’s common stock at a price of $25.75 per share. Pursuant to the terms of the Underwriting Agreement, the Registrant also granted the underwriters a 30-day option to purchase up to an additional 2,655,000 shares of the Registrant’s common stock. The shares will be issued in an underwritten public offering pursuant to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-157854), filed with the Securities and Exchange Commission on March 11, 2009, and the related prospectus dated March 11, 2009 and prospectus supplement dated September 16, 2010. The closing of the offering is expected to occur on September 22, 2010, subject to the satisfaction of customary closing conditions.
The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
In connection with the offering of the common stock described above, the Registrant is filing certain exhibits as part of this Current Report on Form 8-K (Exhibits 1.1, 5.1 and 23.1) that are to be incorporated by reference in their entirety into the Registration Statement.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits: The following exhibits are filed, or in the case of Exhibit 99.1 furnished, as part of this report:

Exhibit Description

1.1	Underwriting Agreement, dated September 16, 2010 among UIL Holdings Corporation, and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters

5.1	Opinion of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation, with respect to the legality of the common stock being registered

23.1	Consent of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation (included in Exhibit 5.1 hereto)

99.1	Press release issued by UIL Holdings Corporation on September 16, 2010
Information Regarding Forward-Looking Statements
Certain statements contained herein and in the exhibits filed or furnished herewith, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future including, without limitation, the Registrant’s expectations with respect to the benefits, costs and other anticipated financial impacts of the proposed gas company acquisition transaction; future financial and operating results of the company; the company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by governmental regulatory authorities; the availability of financing; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. Such forward-looking statements are based on the Registrant’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, changes in financial markets, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Registrant’s subsidiaries. Examples of such risks and uncertainties specific to the transaction include, but are not limited to: the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions; the possibility that the expected benefits will not be realized, or will not be realized within the expected time period; and the ability to issue equity and debt securities upon terms and conditions the Registrant believes are appropriate. The foregoing and other factors are discussed and should be reviewed in the Registrant’s most recent Annual Report on Form 10-K and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Registrant undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: September 17, 2010	By	/s/ Linda L. Randell
Linda L. Randell
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated September 16, 2010 among UIL Holdings Corporation, and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters

5.1	Opinion of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation, with respect to the legality of the common stock being registered

23.1	Consent of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation (included in Exhibit 5.1 hereto)

99.1	Press release issued by UIL Holdings Corporation on September 16, 2010